SECURITIES AND EXCHANGE COMMISSION
                     	WASHINGTON, D.C. 20549


                            	FORM 8-K


                     	Current Report Pursuant
                   	to Section 13 or 15(d) of the
                  	Securities Exchange Act of 1934


                          January 14, 1998
       Date of report (Date of earliest event reported)

  	                     RUBY TUESDAY, INC.
    	(Exact Name of Registrant as Specified in Its Charter)

                              GEORGIA
           	(State or Other Jurisdiction of Incorporation)

             1-12454                         63-0475239
         (Commission File Number)    (I.R.S.Employer
                                      Identification No.)

          4721 Morrison Drive
          P.O.Box 160266
          Mobile, Alabama                       36625
   (Address of Principal Executive Offices)   (Zip Code)

                            (334) 344-3000
                   	(Registrant's Telephone Number)

                                   N/A
  	(Former Name or Former Address, if Changed Since Last Report)






Item 8. 	CHANGE IN FISCAL YEAR

At its January 14, 1998 Board meeting, the Board of Directors of Ruby Tuesday, Inc. approved a change in its fiscal year. Previously, the fiscal year ended on the first Saturday following May 30. The fiscal year will now end on the first Sunday following May 30. The change will be effective in fiscal year 1999. The 1999 fiscal year will begin June 7, 1998 and end June 6, 1999. The additional calendar day in fiscal year 1999 will be reported in the Company's 10-Q for the quarter ended September 6, 1998.

The Company Bylaws, as amended, are filed as Exhibit 3.2 to this filing.



                                 Signatures

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     	   RUBY TUESDAY, INC.
	                                        	  (Registrant)


   1/28/98                         	     /s/ J. Russell Mothershed
    DATE                                	J. RUSSELL MOTHERSHED
	                                        Senior Vice President and
                                        	Principal Accounting Officer